SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2007

TII NETWORK TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)
DELAWARE
(State of Incorporation)
1-8048		66-0328885
(Commission File No.)		(IRS Employer Identification No.)
141 Rodeo Drive, Edgewood, New York 11717
(Address of Principal Executive Offices) (Zip Code)
(631) 789-5000
(Registrant's telephone number, including area code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement  communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) .

Item 2.02	Results of Operations and Financial Condition.

        On August 13, 2007, the Company issued a press release announcing its results of operations for the three and six months ended June 30, 2007.

        The information in this Item 2.02 and Exhibit 99.1 is being furnished, and shall not be deemed “filed,” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	The Company's press release dated August 13, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 13, 2007	TII NETWORK TECHNOLOGIES, INC By: /s/ Jennifer E. Katsch Jennifer E. Katsch Vice President-Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	The Company's press release dated August 13, 2007.